Exhibit 99.1

SCOTT RYAN, SVP & GM STORAGE PRODUCTS Next-Gen Storage/Networking Conference MODERN STORAGE FOR TODAY’S IT

ORGANIZATIONS ARE RETHINKING STORAGE $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2016 2017 2018 2019 2020 Hyperscale Software-defined Storage Enterprise Software-defined Storage Enterprise Traditional Storage T A M ( m i l l i o n s ) Source: Wikibon Traditional SAN/NAS storage market is in accelerating decline Software-defined storage (SDS) grows from 12% to 49% between 2016-2020 Most of the SDS market is hyperscaletoday Enterprise SDS is smaller to date, but where the faster growth is expected

BEYOND STANDARD OBJECT STORAGE TRADITIONAL PROPRIETARY STORAGE STANDARD OBJECT STORAGE FLEXIBLE SOFTWARE-DEFINED STORAGE OPEN EXASCALE STORAGE Offline Data Analytics TIER 3 TIER 2 Backup CAPACITY OPTIMIZED PRICE/PERFORMANCE BALANCED Archival Hosting VM Infrastructure Sync & Share

RADOS RBD NFS CIFS S3 Swift Object Pools Block Pools Self - Healing Auto - Balancing Scrubbing Thin Provisioning Snapshots HA Ethernet CRUSH Map & Placement Groups Volumes Buckets Volumes Buckets Cap Data Nodes Perf Data Nodes High Cap Data Nodes SSDs HDDs SSDs HDDs SSDs HDDs x Software - defined Storage x Delivered on Qualified Hardware x Support for Hardware & Software

CONCURRENT

SCOTT RYAN, SVP & GM
aquari STORAGE PRODUCTS

Needham

Next-Gen Storage/Networking Conference

MODERN STORAGE FOR TODAY'S IT

FORWARD LOOKING STATEMENTS

Certain statements made or incorporated by reference in this presentation may constitute "forward-looking statements" within the meaning of the federal securities laws. These statements are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Statements regarding future events and developments and our future performance, as well as our expectations, beliefs, plans, estimates, or projections relating to the future, are forward-looking statements within the meaning of these laws. All forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those projected.

Important risk factors related to our business are discussed in our Form 10-K filed with the Securities and Exchange Commission ("SEC") on August 30, 2016, and may be discussed in subsequent filings with the SEC. The risk factors discussed in such Form 10-K under the heading "Risk Factors" are specifically incorporated by reference in this presentation. Our forward-looking statements are based on current expectations and speak only as of the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise.

CONCURRENT

CONTENT DELIVERY	CUSTOMERS		CUSTOMERS	REAL-TIME
VIDEO STREAMING	Charter Communications	Global Software Company	LOCKHEED MARTIN	REAL-TIME APPLICATIONS
SCALABLE STORAGE	LIBERTY GLOBAL	Heritage in Content Delivery & Real-Time Computing Markets	Ford	HW SYSTEMS
VIDEO PROCESSING	COX	Strong and Loyal Customer Base	BOEING	LINUX RTOS
	vodafone	~250 Employees	NASA	
	+ MORE	NASDAQ: CCUR	+ MORE	

aquari



CONTENT DELIVERY
VIDEO STREAMING
SCALABLE STORAGE
VIDEO PROCESSING
SCALE-OUT STORAGE
NEW SOFTWARE
SCALABLE STORAGE
LINUX RTOS
REAL-TIME
REAL-TIME APPLICATIONS
HW SYSTEMS
LINUX RTOS

WHY IS THE STORAGE MARKET SO HEATED?


Rapid Data Expansion
Cloud Models
Software
TRADITIONAL STORAGE
Object Technology
Flash Technology
COTS Hardware Advancements

MODERNIZATION REQUIRED

Not a Renovation...

A Complete Overhaul

DATA STORAGE "SHORTFALL"


IT Professionals
Will Shoulder a Greater Storage Burden
230 GB
Per IT Pro
2013
1,231 GB
Per IT Pro
2023
STORAGE CAPACITY
62% CAGR
(2013-2023)
IT BUDGET
2% CAGR
(2013-2023)
2013
2023

Source: IDC, The Digital Universe of Opportunities: Rich Data and the Increasing Value of the Internet of Things, April 2014

- Data stores are growing exponentially, while IT budgets are not
- HDDs are becoming more dense, but $/GB decline is slowing
- Software and hardware advances are needed to close the gap

CONCURRENT

ORGANIZATIONS ARE RETHINKING STORAGE



TAM (millions)
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2016
2017
2018
2019
2020
Hyperscale Software-defined Storage
Enterprise Software-defined Storage
Enterprise Traditional Storage

Source: Wikibon

Traditional SAN/NAS storage market is in accelerating decline

Software-defined storage (SDS) grows from 12% to 49% between 2016-2020

Most of the SDS market is hyperscale today

Enterprise SDS is smaller to date, but where the faster growth is expected

WHAT IS aquari?

A NEW APPROACH TO STORAGE

- SOFTWARE
- SCALE-OUT
- OBJECT STORAGE
- OPEN
- BLOCK, FILE, OBJECT INTERFACES

BEYOND STANDARD OBJECT STORAGE


TIER 3
TIER 2
CAPACITY OPTIMIZED
PRICE/PERFORMANCE BALANCED
Backup
Archival
Hosting
VM Infrastructure
Sync & Share
Offline Data Analytics
FLEXIBLE SOFTWARE-DEFINED STORAGE
aquari
OPEN EXASCALE STORAGE
TRADITIONAL PROPRIETARY STORAGE
STANDARD OBJECT STORAGE
CONCURRENT

aquari | OPEN EXASCALE STORAGE


MULTI-WORKLOAD
EXABYTE SCALE CLUSTER
AQUARI STORAGE OS
STORAGE OPTIMIZED HARDWARE
CEPH SOFTWARE DEFINED
CONCURRENT LINUX
OPEN EXASCALE STORAGE FOR A MULTI-WORKLOAD FUTURE

CONCURRENT


aquari
OPEN
EXASCALE
STORAGE
Applications
Video
Sync & Share
Backup/Archive
Open Stack
VM
File & Object Services Node
(Provides S3, Swift, NFS, CIFS)
Performance Data Node
(2 SSDs, 10 HDDs)
Capacity Data Node
(6 SSDs, 30 HDDs)
Starts small,
Expands to
multiple racks
CONCURRENT

aquari

OPEN EXASCALE STORAGE

- ✓ Software-defined Storage
- ✓ Delivered on Qualified Hardware
- ✓ Support for Hardware & Software





Aquari Storage OS
RADOS
S3
Swift
RBD
NFS
CIFS
Buckets
Buckets
Object Pools
Volumes
Volumes
Block Pools
Self-Healing
Auto-Balancing
Scrubbing
Thin Provisioning
Snapshots
CRUSH Map & Placement Groups
SSDs
HDDs
High Cap Data Nodes
SSDs
HDDs
Cap Data Nodes
SSDs
HDDs
Perf Data Nodes
HA Ethernet

WHY CONCURRENT FOR STORAGE?

TECHNOLOGY

Technology forged in the crucible of broadcast quality video


VIDEO

EXPERIENCE

Trusted supplier to top tier service providers around the globe



COMMERCIAL

We are delivering a higher grade of performance at commercial prices


$
aquari

aquari | GO TO MARKET WITH PARTNERS

DELIVERING COMPLETE SOLUTIONS – APPLICATIONS & SERVICES



VIDEO
SYNC & SHARE
OPENSTACK
BACKUP
DISASTER RECOVERY
VIRTUAL DESKTOPS
WITH HYBRID CLOUD PARTNERS
CLOUD PROVIDER
CUSTOMERS
THROUGH CHANNEL PARTNERS
CHANNEL PARTNER
CUSTOMERS

aquari | CUSTOMERS

6 of the Top 25 Service Providers in North America

Several Leading European Service Providers

RCN

"As the foundation of our IP video solution, Aquari provides the performance and scalability required to deliver the richest video content library in the industry to our customers."

Jason Nealis - VP Ops and Video Eng.

WHY?

TRUST	Proven Performance
PERFORMANCE	VOD, Cloud DVR need consistent speed
VISION	Multi-workload & Open Source
FEATURES	Fast-paced community development
COST	Economics of SDS are Strong

CONCURRENT

QUESTIONS?